Exhibit 4.3

Execution Version

GENESIS ENERGY, L.P.,

GENESIS ENERGY FINANCE CORPORATION

and

the Guarantors named herein

6.50% SENIOR NOTES DUE 2025,

6.250% SENIOR NOTES DUE 2026,
7.750% SENIOR NOTES DUE 2028
and
8.0% SENIOR NOTES DUE 2027
SEVENTEENTH SUPPLEMENTAL INDENTURE
SUBSIDIARY GUARANTEE
DATED AS OF MAY 17, 2022
REGIONS BANK,

Trustee

This SEVENTEENTH SUPPLEMENTAL INDENTURE, dated as of May 17, 2022 (this “Seventeenth Supplemental Indenture”), is among Genesis Energy, L.P., a Delaware limited partnership (the “Company”), Genesis Energy Finance Corporation, a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the 2025 Guarantors referred to below, the 2026 Guarantors referred to below, the 2028 Guarantors referred to below, the 2027 Guarantors referred to below, the parties identified under the caption “New Guarantors” on the signature pages hereto (the “New Guarantors”) and Regions Bank, as Trustee.
RECITALS
WHEREAS, the Issuers, the Initial Guarantors and the Trustee entered into an indenture, dated as of May 21, 2015 (the “Base Indenture”), as amended, supplemented and modified by: (i) the Ninth Supplemental Indenture, dated as of August 14, 2017, as amended by Article 2 of the Tenth Supplemental Indenture (the “Ninth Supplemental Indenture”), the Tenth Supplemental Indenture, dated as of November 13, 2017 (the “Tenth Supplemental Indenture”), the Twelfth Supplemental Indenture, dated as of August 28, 2018 (the “Twelfth Supplemental Indenture”), the Thirteenth Supplemental Indenture, dated as of March 22, 2019 (the “Thirteenth Supplemental Indenture”), and the Sixteenth Supplemental Indenture, dated as of June 28, 2021 (the “Sixteenth Supplemental Indenture”; and, together with the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Twelfth Supplemental Indenture and the Thirteenth Supplemental Indenture, the “2025 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2025 Supplemental Indentures, the “2025 Indenture”), pursuant to which the Issuers have issued $550,000,000 in the aggregate principal amount of 6.50% Senior Notes due 2025 (the “2025 Notes”); (ii) the Eleventh Supplemental Indenture, dated as of December 11, 2017 (the “Eleventh Supplemental Indenture”; and, together with the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture and the Sixteenth Supplemental Indenture, the “2026 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2026 Supplemental Indentures, the “2026 Indenture”), pursuant to which the Issuers have issued $450,000,000 in the aggregate principal amount of 6.250% Senior Notes due 2026 (the “2026 Notes”); (iii) the Fourteenth Supplemental Indenture, dated as of January 16, 2020 (the “Fourteenth Supplemental Indenture”; and, together with the Sixteenth Supplemental Indenture, the “2028 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2028 Supplemental Indentures, the “2028 Indenture”), pursuant to which the Issuers have issued $750,000,000 in the aggregate principal amount of 7.750% Senior Notes due 2028 (the “2028 Notes”); and (iv) the Fifteenth Supplemental Indenture, dated as of December 17, 2020 (the “Fifteenth Supplemental Indenture”; and, together with the Sixteenth Supplemental Indenture, the “2027 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2027 Supplemental Indentures, the “2027 Indenture”), pursuant to which the Issuers have issued $1,000,000,000 in the aggregate principal amount of 8.0% Senior Notes due 2027 (the “2027 Notes”);
WHEREAS, Section 8.01 of the Ninth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2025 Indenture, herein called the “2025 Guarantors”) and the Trustee may amend or supplement the Ninth Supplemental Indenture and the Base Indenture (as it relates to the 2025 Notes) in order to comply with Section 4.13 or 9.03 of the Ninth Supplemental Indenture, without the consent of the Holders of the 2025 Notes;

WHEREAS, Section 8.01 of the Eleventh Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2026 Indenture, herein called the “2026 Guarantors”) and the Trustee may amend or supplement the Eleventh Supplemental Indenture and the Base Indenture (as it relates to the 2026 Notes) in order to comply with Section 4.13 or 9.03 of the Eleventh Supplemental Indenture, without the consent of the Holders of the 2026 Notes;
WHEREAS, Section 8.01 of the Fourteenth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2028 Indenture, herein called the “2028 Guarantors”) and the Trustee may amend or supplement the Fourteenth Supplemental Indenture and the Base Indenture (as it relates to the 2028 Notes) in order to comply with Section 4.13 or 9.03 of the Fourteenth Supplemental Indenture, without the consent of the Holders of the 2028 Notes;
WHEREAS, Section 8.01 of the Fifteenth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2027 Indenture, herein called the “2027 Guarantors”) and the Trustee may amend or supplement the Fifteenth Supplemental Indenture and the Base Indenture (as it relates to the 2027 Notes) in order to comply with Section 4.13 or 9.03 of the Fourteenth Supplemental Indenture, without the consent of the Holders of the 2027 Notes;
WHEREAS, all acts and things necessary to make this Seventeenth Supplemental Indenture a valid and legally binding agreement according to its terms, and a valid and legally binding amendment of and supplement to, each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture and the 2027 Indenture, have been duly done and performed; and
NOW, THEREFORE, to comply with the provisions of each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture and the 2027 Indenture, and in consideration of the above premises, the Issuers, the 2025 Guarantors, the 2026 Guarantors, the 2028 Guarantors or the 2027 Guarantors, as applicable, the New Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the 2025 Notes, the 2026 Notes, the 2028 Notes or the 2027 Notes, as applicable, as follows:
ARTICLE 1
Section 1.01. This Seventeenth Supplemental Indenture is supplemental to each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture and the 2027 Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture and the 2027 Indenture for any and all purposes.
Section 1.02. This Seventeenth Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuers, the 2025 Guarantors, the 2026 Guarantors, the 2028 Guarantors, the 2027 Guarantors, the New Guarantors and the Trustee.
ARTICLE 2
Section 2.01. From this date, in accordance with Sections 4.13 and 9.03 of the Ninth Supplemental Indenture, Sections 4.13 and 9.03 of the Eleventh Supplemental Indenture, Sections 4.13 and 9.03 of the Fourteenth Supplemental Indenture and Sections 4.13 and 9.03 of the Fifteenth Supplemental Indenture, and by executing this Seventeenth Supplemental Indenture, each of the New Guarantors shall be subject to the provisions of (w) the Ninth Supplemental Indenture and the Base Indenture (as it relates to the 2025 Notes) to the extent provided for in Article Nine of the Ninth Supplemental Indenture, (x) the Eleventh Supplemental Indenture and the Base Indenture (as it relates to the 2026 Notes) to the extent provided for in Article Nine of the Eleventh Supplemental Indenture, (y) the Fourteenth Supplemental Indenture and the Base Indenture (as it relates to the 2028 Notes) to the extent provided for in Article Nine of the Fourteenth Supplemental Indenture and (z) the Fifteenth Supplemental Indenture and the Base Indenture (as it relates to the 2027 Notes) to the extent provided for in Article Nine of the Fifteenth Supplemental Indenture.
Section 2.02. Each of the New Guarantors hereby becomes a party to the 2025 Indenture as a 2025 Guarantor with respect to the 2025 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2025 Guarantor under the 2025 Indenture with respect to the 2025 Notes. Each of the New Guarantors agrees to be bound by all of the provisions of the 2025 Indenture applicable to a 2025 Guarantor with respect to the 2025 Notes and to perform all of the obligations and agreements of a 2025 Guarantor under the 2025 Indenture with respect to the 2025 Notes.
Section 2.03. Each of the New Guarantors hereby becomes a party to the 2026 Indenture as a 2026 Guarantor with respect to the 2026 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2026 Guarantor under the 2026 Indenture with respect to the 2026 Notes. Each of the New Guarantors agrees to be bound by all of the provisions of the 2026 Indenture applicable to a 2026 Guarantor with respect to the 2026 Notes and to perform all of the obligations and agreements of a 2026 Guarantor under the 2026 Indenture with respect to the 2026 Notes.
Section 2.04. Each of the New Guarantors hereby becomes a party to the 2028 Indenture as a 2028 Guarantor with respect to the 2028 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2028 Guarantor under the 2028 Indenture with respect to the 2028 Notes. Each of the New Guarantors agrees to be bound by all of the provisions of the 2028 Indenture applicable to a 2028 Guarantor with respect to the 2028 Notes and to perform all of the obligations and agreements of a 2028 Guarantor under the 2028 Indenture with respect to the 2028 Notes.
Section 2.05. Each of the New Guarantors hereby becomes a party to the 2027 Indenture as a 2027 Guarantor with respect to the 2027 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2027 Guarantor under the 2027 Indenture with respect to the 2027 Notes. Each of the New Guarantors agrees to be bound by all of the provisions of the 2027 Indenture applicable to a 2027 Guarantor with respect to the 2027 Notes and to perform all of the obligations and agreements of a 2027 Guarantor under the 2027 Indenture with respect to the 2027 Notes.
ARTICLE 3
Section 3.01. Except as specifically modified herein, the 2025 Indenture and the 2025 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Ninth Supplemental Indenture. Except as specifically modified herein, the 2026 Indenture and the 2026 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Eleventh Supplemental

Indenture. Except as specifically modified herein, the 2028 Indenture and the 2028 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Fourteenth Supplemental Indenture. Except as specifically modified herein, the 2027 Indenture and the 2027 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Fifteenth Supplemental Indenture.
Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Seventeenth Supplemental Indenture. This Seventeenth Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in each of the 2025 Indenture, the 2026 Indenture, the 2028 Indenture and the 2027 Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.
Section 3.03. THIS SEVENTEENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 3.04. The parties may sign any number of copies of this Seventeenth Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.
[NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Seventeenth Supplemental Indenture to be duly executed, all as of the date first written above.
GENESIS ENERGY, L.P.
By:    Genesis Energy, LLC,
    its general partner
By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer
GENESIS ENERGY FINANCE CORPORATION
By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer
2025 GUARANTORS, 2026 GUARANTORS, 2028 GUARANTORS AND 2027 GUARANTORS

GENESIS CRUDE OIL, L.P.
GENESIS PIPELINE TEXAS, L.P.
GENESIS PIPELINE USA, L.P.
GENESIS SYNGAS INVESTMENTS, L.P.

By:    GENESIS ENERGY, LLC,
    its general partner
By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer

[Signature Page to Seventeenth Supplemental Indenture]

GENESIS PIPELINE ALABAMA, LLC
GENESIS DAVISON, LLC
DAVISON PETROLEUM SUPPLY, LLC
DAVISON TRANSPORTATION SERVICES, LLC
RED RIVER TERMINALS, L.L.C. [LA]
TEXAS CITY CRUDE OIL TERMINAL, LLC
TDC, L.L.C.
GENESIS NEJD HOLDINGS, LLC
GENESIS FREE STATE HOLDINGS, LLC
DAVISON TRANSPORTATION SERVICES, INC.
TDC SERVICES, LLC
GENESIS CHOPS I, LLC
GENESIS CHOPS II, LLC
GEL CHOPS GP, LLC
GENESIS ENERGY, LLC
GENESIS MARINE, LLC
MILAM SERVICES, INC.
GEL TEX MARKETING, LLC
GEL LOUISIANA FUELS, LLC
GEL WYOMING, LLC
GENESIS SEKCO, LLC
GEL SEKCO, LLC
GENESIS RAIL SERVICES, LLC
GEL OFFSHORE PIPELINE, LLC
GENESIS OFFSHORE, LLC
GEL OFFSHORE, LLC
GENESIS ODYSSEY, LLC
GEL ODYSSEY, LLC
GENESIS POSEIDON, LLC
GEL POSEIDON, LLC
GENESIS BR, LLC
BR PORT SERVICES, LLC
CASPER EXPRESS PIPELINE, LLC

AP MARINE, LLC
GEL TEXAS PIPELINE, LLC
THUNDER BASIN HOLDINGS, LLC
GENESIS OFFSHORE HOLDINGS, LLC
GENESIS SAILFISH HOLDINGS, LLC
GENESIS POSEIDON HOLDINGS, LLC
CAMERON HIGHWAY OIL PIPELINE COMPANY, LLC
CAMERON HIGHWAY PIPELINE GP, L.L.C.
FLEXTREND DEVELOPMENT COMPANY, L.L.C.
GEL DEEPWATER, LLC
GEL IHUB, LLC
GENESIS DEEPWATER HOLDINGS, LLC
GENESIS GTM OFFSHORE OPERATING COMPANY, LLC
GENESIS IHUB HOLDINGS, LLC
GENESIS SMR HOLDINGS, LLC
HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
MANTA RAY GATHERING COMPANY, L.L.C.
MATAGORDA OFFSHORE, LLC
POSEIDON PIPELINE COMPANY, L.L.C.
SAILFISH PIPELINE COMPANY, L.L.C.
SEAHAWK SHORELINE SYSTEM, LLC
SOUTHEAST KEATHLEY CANYON PIPELINE COMPANY, L.L.C.
GENESIS TEXAS CITY TERMINAL, LLC
DEEPWATER GATEWAY, L.L.C.
GEL PIPELINE OFFSHORE, LLC
GEL PALOMA, LLC

By: /s/ Robert V. Deere Robert V. Deere Chief Financial Officer

GEL CHOPS I, L.P.
GEL CHOPS II, L.P.

By:    GEL CHOPS GP, LLC,
    its general partner

[Signature Page to Seventeenth Supplemental Indenture]

By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer

CAMERON HIGHWAY PIPELINE I, L.P.

By:    CAMERON HIGHWAY PIPELINE GP, L.L.C.,
    its general partner

By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer

GEL SYNC LLC
SYNC PIPELINE LLC

By:    /s/ Robert V. Deere
    Robert V. Deere
    Chief Financial Officer and Treasurer

[Signature Page to Seventeenth Supplemental Indenture]

NEW GUARANTORS

GENESIS ALKALI HOLDINGS COMPANY, LLC
    GENESIS ALKALI HOLDINGS, LLC
    GENESIS ALKALI, LLC

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

    GENESIS ALKALI WYOMING, LP

By: Genesis Alkali Holdings, LLC,
its general partner

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

[Signature Page to Seventeenth Supplemental Indenture]

REGIONS BANK,
as Trustee

By:     /s/ Doug Milner
    Doug Milner
    Senior Vice President

[Signature Page to Seventeenth Supplemental Indenture]